UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2017

IOVANCE BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2017, Michael Lotze, M.D., the Chief Scientific Officer of Iovance Biotherapeutics, Inc. (the “Company”), provided the Company with written notice under his Amended and Restated Executive Employment Agreement, dated January 27, 2017, that he has resigned from the Company, effective August 21, 2017. Dr. Lotze informed the Company of his desire to continue to work with the Company as a part-time advisor. Dr. Lotze and the Company intend to enter into a new agreement under which he will continue to serve in an advisory role to the Company and assist with the transition of his responsibilities to other Company executives. Dr. Lotze will continue to serve as Chief Scientific Officer of the Company through August 21, 2017. The Company intends to perform the responsibilities previously assigned to Dr. Lotze using its research management team.

On July 26, 2017, the Board of Directors of the Company appointed Franco Valle, the Company’s current Controller and interim Principal Accounting Officer, to serve as the interim Principal Financial Officer of the Company until a new Chief Financial Officer is appointed. On July 26, 2017, the Company’s Board of Directors also confirmed Mr. Valle’s designation as the Principal Accounting Officer, and removed the designation of “interim” from his title as Principal Accounting Officer. Mr. Valle’s current compensation arrangements, including his annual salary of $240,000, will not change as a result of these appointments.

Franco Valle, age 36, joined the Company as its Controller in July 2016 and has been its interim Principal Accounting Officer since August 22, 2016. Before he joined the Company, from May 2012 through April 2016 Mr. Valle worked at Pharmacyclics, Inc. in various positions, including most recently as the Senior Director of Accounting. Prior thereto, Mr. Valle was the SEC Reporting Manager of Callidus Software, Inc. from October 2011 to May 2012. From July 2005 to October 2011, Mr. Valle worked at PricewaterhouseCoopers LLP in the life science, biotech and venture capital group. Mr. Valle is a certified public accountant and a graduate of San Jose State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2017	IOVANCE BIOTHERAPEUTICS, INC.

By: /s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer